                                                                    EXHIBIT 23.3

            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

We hereby consent to the references to our firm and to the use of or reference to our report effective December 31, 2002 in the Energy Partners, Ltd. Annual Report on Form 10-K for the year ended December 31, 2002.


                                                 Ryder Scott Company, L.P.


                                                 /s/ Ryder Scott Company, L.P.
Houston, Texas                                   ------------------------------
March 7, 2003